EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Van Z. Krikorian, the Chairman and Chief Executive Officer of Global Gold Corporation (the "Registrant") and Jan E. Dulman, the Chief Financial Officer of the Registrant, each hereby certifies that:

1. The Registrant's Annual Report on Form 10-KSB/A for the period ended December 31, 2007 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 22, 2008

/s/ Van Z. Krikorian	/s/ Jan E. Dulman
Van Z. Krikorian	Jan E. Dulman
Chairman & Chief Executive Officer	Chief Financial Officer
(Principal Executive Officer)	(Principal Financial Officer)